EXHIBIT 10.02(b)


                                 AMENDMENT NO. 2

                                       TO

                              MANAGEMENT AGREEMENT

      WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of MORGAN STANLEY SPECTRUM TECHNICAL L.P., a Delaware limited partnership (formerly, Dean Witter Spectrum Technical L.P.) (the "Partnership"), and CAMPEBLL & COMPANY, INC., a Maryland corporation (the "Trading Manager"), have agreed to amend the Management Agreement, dated November 1, 1994 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Manager, to incorporate confidentiality provisions as part of Section 1, "Undertakings in Connection with the Continuing Offering of Units" .

      WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

      NOW, THEREFORE, the parties hereto hereby amend Section 1 - Undertakings in Connection with the Continuing Offering of Units, of the Management Agreement, by adding the following language:

      (c) For purposes of this Agreement, and notwithstanding any of the provisions hereof, all non-public information relating to the Trading Manager including, but not limited to, records whether original, duplicated computerized, handwritten, or in any other form, and information contained therein, business and/or marketing and/or sales plans and proposals, names of past and current clients, names of past, current and prospective contacts, trading methodologies, systems, strategies and research data bases, portfolios, and computer software, and all written and oral information, furnished by the Trading Manager to the Partnership or the General Partner and/ or their officers, directors, Members, employees, agents (including, but not limited to, attorneys, consultants, service consultants and financial advisors) or controlling persons (each a "Recipient"), whether furnished before or after the date hereof, and regardless of the manner in which it was furnished, together with any analysis, compilations, studies or other documents or records which are prepared by a Recipient of such information and which contain or are generated from such information, regardless of whether explicitly identified as confidential, with the exception of information which (i) is or becomes generally available to the public other than as a result of acts by the Recipient in violation of this Agreement, (ii) is in possession of the Recipient prior to its disclosure pursuant to the terms hereof, or (iii) is or becomes available to the Recipient from a source that is not bound by a confidentiality agreement with regard to such information or by any other legal obligation of confidentiality prohibiting such disclosure, are and shall be confidential information and/or trade secrets and the exclusive property of the Trading Manager ("Confidential Information" and/or "Proprietary Information").

      (d) The Partnership and the General Partner each warrants and agrees that they and their respective officers, directors, Members, employees and agents (including for purposes of this Agreement, but not limited to, attorneys, accountants, and service consultants) will protect and preserve the Confidential Information and will disclose Confidential Information or otherwise make Confidential Information available only to the Partnership or the General Partner's officers, employees, directors, Members and agents, who need to know the Confidential Information (or any part of it) for the purpose of satisfying its fiduciary, reporting, filing or other obligations hereunder or to monitor performance in the account during the term of this Agreement or thereafter, unless the Partnership, General Partner or a Recipient, as the case may be, is required to disclose it by judicial process. Additionally, the Partnership and the General Partner each warrants and agrees that it and any Recipient will use the Confidential Information solely for the purpose of satisfying the Partnership or the General Partner's obligations under this Agreement and not in a manner which violates the terms of this Agreement.

      IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 13th day of June, 2006.

                              MORGAN STANLEY SPECTRUM TECHNICAL L.P.


                              By:  Demeter Management Corporation,
                                   General Partner


                              By:      /s/ Walter Davis
                                  --------------------------------------
                                    Name:  Walter Davis
                                    Title: Chairman and President


                              DEMETER MANAGEMENT CORPORATION


                              By:      /s/ Walter Davis
                                  --------------------------------------
                                    Name:  Walter Davis
                                    Title: Chairman and President


                              CAMPBELL & COMPANY, INC.


                              By:      /s/ Thomas P. Lloyd
                                  --------------------------------------
                                    Name:  Thomas P. Lloyd
                                    Title: General Counsel


                              By:      /s/ Theresa D. Becks
                                  --------------------------------------
                                    Name:  Theresa D. Becks
                                    Title: Chief Financial Officer